Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Stockholders' Equity:
Preferred Stock, par value	$ 0.01	$ 0.01
Preferred Stock shares authorized	100.0	100.0
Preferred Stock shares issued	0	0
Preferred Stock shares outstanding	0	0
Common Stock par value	$ 0.01	$ 0.01
Common Stock shares authorized	500.0	500.0
Common Stock shares issued	157.6	159.7
Common Stock shares outstanding	157.6	159.7